EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of November 1, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), HSBC Bank USA, National Association, as trustee (the “Trustee”) of J.P. Morgan Alternative Loan Trust 2006-A7 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”), JPMorgan Chase Bank, National Association (“JPMCBNA”) and U.S. Bank National Association (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition, Flagstar Capital Markets Corporation and Flagstar Bank  entered into a certain Mortgage Loan Sale Agreement, dated as of October 1, 2006 (the “Purchase Agreement”) pursuant to which JPMorgan Acquisition has acquired certain mortgage loans pursuant to the terms of the Purchase Agreement;

WHEREAS JPMorgan Acquisition and JPMCBNA entered into a certain Flow Servicing Agreement, dated as of July 1, 2006, and that certain Amendment Reg AB, dated as of January 1, 2006 (the “Servicing Agreement” and together with the Purchase Agreement, the “Agreements”) pursuant to which JPMCBNA agreed to service certain mortgage loans pursuant to the terms of the Servicing Agreement;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the mortgage loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Purchase Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS JPMCBNA (in such capacity, the “Servicer”) has agreed, on the terms and conditions contained herein, to service the Specified Mortgage Loans pursuant to the Servicing Agreement;

WHEREAS, pursuant to the Agreement, the Servicer has agreed to service the Specified Mortgage Loans for a Servicing Fee Rate (as defined in the Pooling and Servicing Agreement referred to below) of 0.25%; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition (the “First Assignment and Assumption”).

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any mortgage loans subject to the Agreements which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights related thereto as provided under the Agreements to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”).

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisition’s acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, JPMorgan Acquisition shall note the transfer of the Specified Mortgage Loans to the Trustee, in its books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and the Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Servicer, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments and waivers under the Agreements.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreements and its rights concerning waivers as set forth in the applicable section of each Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreements with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of JPMorgan Acquisition other than those contained in the Agreements or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.

The Servicer hereby acknowledges that U.S. Bank National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2006-A7 and, therefore, has the right to enforce all obligations of the Servicer under the Servicing Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition pursuant to the terms of the Servicing Agreement. The Servicer shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

U.S. Bank National Association

ABA Number:  091000022

Account Name:  U.S. Bank Corporate Trust

Account number:  173103322058

For further credit to:

J.P. Morgan Mortgage Trust 2006-A7,

Distribution Account Number:  107164000

The Servicer shall deliver all reports required to be delivered under the Servicing Agreement to the Master Servicer at the following address:

U.S. Bank National Association

2121 Cliff Drive, #205

Eagan, MN 55122

Attention:  J.P. Morgan Alternative Loan Trust 2006-A7

Telecopier:  (651) 365-6384

5.

Establishment of Escrow Account

The Servicer shall establish and maintain a separate Escrow Account titled “Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association, in trust for HSBC Bank USA, National Association, as Trustee for J.P. Morgan Alternative Loan Trust 2006-A7 and various Mortgagors,” for all funds collected and received on the Specified Mortgage Loans.

6.

Establishment of Custodial Account

The Servicer shall establish and maintain a separate Custodial Account titled “Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association, in trust for HSBC Bank USA, National Association, as Trustee for J.P. Morgan Alternative Loan Trust 2006-A7,” for all funds collected and received on the Specified Mortgage Loans.

7.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined herein), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

8.

Continuing Effect

Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

9.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

10.

Notices

Any notices or other communications permitted or required under the Agreements to be made to JPMorgan Acquisition, the Depositor, the Trustee, the Master Servicer and the Servicer shall be made in accordance with the terms of the Agreements and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Jonathan Davis

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Alternative Loan Trust 2006-A7

In the case of the Trustee:

HSBC Bank USA National Association

452 Fifth Avenue

New York, New York 10018

Attention:  CTLA - Structured Finance

In the case of the Servicer:

JPMorgan Bank, National Association

194 Wood Avenue South
Islin, New Jersey 08830
Attention:  Michael D. Katz

In the case of the Master Servicer:

U.S. Bank National Association

2121 Cliff Drive, #205

Eagan, MN 55122

Attention:  J.P. Morgan Alternative Loan Trust 2006-A7

Telecopier:  (651) 365-6384

With a copy to the Securities Administrator:

U.S. Bank National Association

60 Livingston Avenue, EP-MN-WS3D

St. Paul, Minnesota 55107
Telecopier: (866) 831-7910

Attention: Structured Finance/J.P. Morgan Alternative Loan Trust 2006-A7

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Servicing Agreement.

11.

Ratification

Except as modified and expressly amended by this Assignment, each Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

12.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

13.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Servicing Agreement.

14.

Amendments to the Servicing Agreement

The parties to the Servicing Agreement hereby agree to amend the Servicing Agreement as follows:

(a)

Section 4.04(viii) is hereby amended by replacing the reference to “Section 3.03” with “Section 3.02”;

(b)

Section 4.05(vi) is hereby amended by replacing the reference to “Section 3.03” with “Section 3.02”;

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By: ___/s/ Rosa Hyun_______________

Name: Rosa Hyun

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By: ____/s/ Stanley Labanowski____________

Name: Stanley Labanowski

Title: Executive Vice President & Chief       Executive Officer

HSBC BANK USA, NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Alternative Loan Trust 2006-A7

By: ___/s/ Fernando Acebedo________

Name: Fernando Acebedo

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not individually, but solely as Master Servicer

By: __/s/ Shannon M. Rantz_____________

Name: Shannon M. Rantz

Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Servicer

By: __/s/ Jeanette Sant___________________

Name: Jeanette Sant

Title: Vice President

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]